FULTON FINANCIAL CORPORATION
SUMMARY CONSOLIDATED FINANCIAL INFORMATION (UNAUDITED)
dollars in thousands, except per-share data and percentages
	Three Months Ended
	Sep 30	Jun 30	Mar 31	Dec 31	Sep 30
	2018	2018	2018	2017	2017
Ending Balances
Investments	$2,635,413	$2,593,283	$2,592,823	$2,547,956	$2,561,516
Loans, net of unearned income	15,925,093	15,792,969	15,696,284	15,768,247	15,486,899
Total assets	20,364,810	20,172,539	19,948,941	20,036,905	20,062,860
Deposits	16,249,014	15,599,799	15,477,103	15,797,532	16,141,780
Shareholders' equity	2,283,014	2,245,785	2,235,493	2,229,857	2,225,786

Average Balances
Investments	$2,596,414	$2,601,705	$2,556,986	$2,566,337	$2,523,758
Loans, net of unearned income	15,862,143	15,768,377	15,661,032	15,560,185	15,392,067
Total assets	20,273,232	20,063,375	19,876,093	20,072,579	19,872,726
Deposits	15,967,234	15,517,424	15,420,312	16,056,789	15,875,469
Shareholders' equity	2,269,093	2,246,904	2,224,615	2,237,031	2,215,389

Income Statement
Net interest income	$160,127	$156,067	$151,318	$149,413	$146,809
Provision for credit losses	1,620	33,117	3,970	6,730	5,075
Non-interest income	51,033	49,094	45,875	56,956	51,974
Non-interest expense	135,413	133,345	136,661	138,452	132,157
Income before taxes	74,127	38,699	56,562	61,187	61,551
Net income	65,633	35,197	49,480	34,001	48,905
Pre-provision net revenue(1)	77,370	73,449	62,150	69,361	65,532

Per Share
Net income (basic)	$0.37	$0.20	$0.28	$0.19	$0.28
Net income (diluted)	0.37	0.20	0.28	0.19	0.28
Cash dividends	0.12	0.12	0.12	0.14	0.11
Tangible common equity(1)	9.95	9.75	9.71	9.70	9.68
Weighted average shares (basic)	175,942	175,764	175,303	175,132	174,991
Weighted average shares (diluted)	177,128	176,844	176,568	176,374	176,216

Asset Quality
Net charge-offs to average loans (annualized)	0.08%	1.01%	0.10%	0.14%	0.14%
Non-performing loans to total loans	0.75%	0.78%	0.86%	0.85%	0.88%
Non-performing assets to total assets	0.64%	0.67%	0.73%	0.72%	0.73%
Allowance for credit losses to loans outstanding	1.05%	1.07%	1.12%	1.12%	1.13%
Allowance for loan losses to loans outstanding	0.99%	0.99%	1.04%	1.08%	1.11%
Allowance for credit losses to non-performing loans	139.74%	136.77%	130.73%	130.67%	128.05%
Allowance for loan losses to non-performing loans	131.40%	126.11%	121.22%	126.08%	126.22%
Non-performing assets to tangible shareholders' equity and allowance for credit losses(1)	6.81%	7.16%	7.73%	7.71%	7.87%
Total delinquency rate	1.15%	1.18%	1.19%	1.24%	1.28%

Profitability
Return on average assets	1.28%	0.70%	1.01%	0.67%	0.98%
Return on average shareholders' equity	11.48%	6.28%	9.02%	6.03%	8.76%
Return on average shareholders' equity (tangible)(1)	14.99%	8.23%	11.85%	7.91%	11.52%
Net interest margin	3.42%	3.39%	3.35%	3.29%	3.27%
Efficiency ratio(1)	62.5%	63.3%	67.5%	64.2%	64.3%

Capital Ratios
Tangible common equity ratio(1)	8.83%	8.73%	8.78%	8.71%	8.67%
Tier 1 leverage ratio(2)	9.30%	9.20%	9.20%	8.93%	8.97%
Common equity Tier 1 capital ratio(2)	10.70%	10.60%	10.70%	10.38%	10.42%
Tier 1 capital ratio(2)	10.70%	10.60%	10.70%	10.38%	10.42%
Total risk-based capital ratio(2)	13.25%	13.20%	13.30%	13.02%	13.09%

Financial information, as adjusted (3)
Net income				$49,635
Net income per share, diluted				$0.28
Return on average assets				0.98%
Return on average shareholders' equity				8.80%
Return on average shareholders' equity (tangible)				11.55%

(1) Please refer to the calculation on the page titled “Reconciliation of Non-GAAP Measures” at the end of this document.
(2) Regulatory capital ratios as of September 30, 2018 are preliminary and remaining periods are actual.
(3)Excluding the re-measurement of net deferred tax assets of $15.6 million, which is considered a Non-GAAP based financial measure. Please refer to the calculation and management’s reasons for using this measure on the page titled “Reconciliation of Non-GAAP Measures" at the end of this document.

Exhibit 99.2

FULTON FINANCIAL CORPORATION
CONDENSED CONSOLIDATED ENDING BALANCE SHEETS (UNAUDITED)
dollars in thousands
						% Change from
	Sep 30	Jun 30	Mar 31	Dec 31	Sep 30	Jun 30	Sep 30
	2018	2018	2018	2017	2017	2018	2017
ASSETS
Cash and due from banks	$90,361	$99,742	$100,151	$108,291	$99,803	(9.4)%	(9.5)%
Other interest-earning assets	388,256	364,802	267,806	354,566	645,796	6.4%	(39.9)%
Loans held for sale	27,525	35,898	23,450	31,530	23,049	(23.3)%	19.4%
Investment securities	2,635,413	2,593,283	2,592,823	2,547,956	2,561,516	1.6%	2.9%
Loans, net of unearned income	15,925,093	15,792,969	15,696,284	15,768,247	15,486,899	0.8%	2.8%
Allowance for loan losses	(157,810)	(156,050)	(163,217)	(169,910)	(172,245)	1.1%	(8.4)%
Net loans	15,767,283	15,636,919	15,533,067	15,598,337	15,314,654	0.8%	3.0%
Premises and equipment	231,236	230,195	230,313	222,802	221,551	0.5%	4.4%
Accrued interest receivable	58,584	55,208	53,060	52,910	50,082	6.1%	17.0%
Goodwill and intangible assets	531,556	531,556	531,556	531,556	531,556	—%	—%
Other assets	634,596	624,936	616,715	588,957	614,853	1.5%	3.2%
Total Assets	$20,364,810	$20,172,539	$19,948,941	$20,036,905	$20,062,860	1.0%	1.5%
LIABILITIES AND SHAREHOLDERS' EQUITY
Deposits	$16,249,014	$15,599,799	$15,477,103	$15,797,532	$16,141,780	4.2%	0.7%
Short-term borrowings	485,565	983,833	937,852	617,524	298,751	(50.6)%	62.5%
Other liabilities	355,102	351,174	359,994	353,646	358,384	1.1%	(0.9)%
FHLB advances and long-term debt	992,115	991,948	938,499	1,038,346	1,038,159	—%	(4.4)%
Total Liabilities	18,081,796	17,926,754	17,713,448	17,807,048	17,837,074	0.9%	1.4%
Shareholders' equity	2,283,014	2,245,785	2,235,493	2,229,857	2,225,786	1.7%	2.6%
Total Liabilities and Shareholders' Equity	$20,364,810	$20,172,539	$19,948,941	$20,036,905	$20,062,860	1.0%	1.5%

LOANS, DEPOSITS AND SHORT-TERM BORROWINGS DETAIL:
Loans, by type:
Real estate - commercial mortgage	$6,337,984	$6,304,475	$6,332,508	$6,364,804	$6,275,140	0.5%	1.0%
Commercial - industrial, financial and agricultural	4,288,823	4,264,602	4,299,072	4,300,297	4,223,075	0.6%	1.6%
Real estate - residential mortgage	2,173,548	2,094,530	1,976,524	1,954,711	1,887,907	3.8%	15.1%
Real estate - home equity	1,469,152	1,491,395	1,514,241	1,559,719	1,567,473	(1.5)%	(6.3)%
Real estate - construction	979,857	990,705	976,131	1,006,935	973,108	(1.1)%	0.7%
Consumer	390,708	360,315	326,766	313,783	302,448	8.4%	29.2%
Leasing and other	285,021	286,947	271,042	267,998	257,748	(0.7)%	10.6%
Total Loans, net of unearned income	$15,925,093	$15,792,969	$15,696,284	$15,768,247	$15,486,899	0.8%	2.8%
Deposits, by type:
Noninterest-bearing demand	$4,216,064	$4,324,659	$4,291,821	$4,437,294	$4,363,915	(2.5)%	(3.4)%
Interest-bearing demand	4,289,181	3,854,680	3,984,423	4,018,107	4,119,419	11.3%	4.1%
Savings and money market accounts	4,878,982	4,597,510	4,487,277	4,586,746	4,790,985	6.1%	1.8%
Total demand and savings	13,384,227	12,776,849	12,763,521	13,042,147	13,274,319	4.8%	0.8%
Brokered deposits	164,601	161,447	64,195	90,473	109,936	2.0%	49.7%
Time deposits	2,700,186	2,661,503	2,649,387	2,664,912	2,757,525	1.5%	(2.1)%
Total Deposits	$16,249,014	$15,599,799	$15,477,103	$15,797,532	$16,141,780	4.2%	0.7%
Short-term borrowings, by type:
Customer repurchase agreements	$82,741	$152,594	$165,186	$172,017	$185,945	(45.8)%	(55.5)%
Customer short-term promissory notes	267,824	303,239	342,666	225,507	106,994	(11.7)%	150.3%
Short-term FHLB advances	85,000	185,000	35,000	—	—	(54.1)%	N/M
Federal funds purchased	50,000	343,000	395,000	220,000	5,812	(85.4)%	N/M
Total Short-term Borrowings	$485,565	$983,833	$937,852	$617,524	$298,751	(50.6)%	62.5%

N/M - Not meaningful

FULTON FINANCIAL CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF INCOME (UNAUDITED)
dollars in thousands
	Three Months Ended					% Change from		Nine Months Ended
	Sep 30	Jun 30	Mar 31	Dec 31	Sep 30	Jun 30	Sep 30	Sep 30
	2018	2018	2018	2017	2017	2018	2017	2018	2017	% Change
Interest Income:
Interest income	$194,048	$186,170	$177,687	$174,987	$171,511	4.2%	13.1%	$557,905	$493,879	13.0%
Interest expense	33,921	30,103	26,369	25,574	24,702	12.7%	37.3%	90,393	67,928	33.1%
Net Interest Income	160,127	156,067	151,318	149,413	146,809	2.6%	9.1%	467,512	425,951	9.8%
Provision for credit losses	1,620	33,117	3,970	6,730	5,075	(95.1)%	(68.1)%	38,707	16,575	133.5%
Net Interest Income after Provision	158,507	122,950	147,348	142,683	141,734	28.9%	11.8%	428,805	409,376	4.7%
Non-Interest Income:
Other service charges and fees:
Merchant fees	5,006	4,920	4,115	4,308	4,398	1.7%	13.8%	14,041	12,536	12.0%
Commercial loan interest rate swap fees	3,607	2,393	1,291	2,914	1,954	50.7%	84.6%	7,291	8,780	(17.0)%
Debit card income	3,604	3,077	2,817	3,526	2,830	17.1%	27.3%	9,498	8,379	13.4%
Letter of credit fees	983	956	992	1,037	1,056	2.8%	(6.9)%	2,931	3,366	(12.9)%
Foreign exchange income	542	591	533	510	470	(8.3)%	15.3%	1,666	1,249	33.4%
Other	1,691	1,728	1,671	1,534	1,543	(2.1)%	9.6%	5,090	4,720	7.8%
Total	15,433	13,665	11,419	13,829	12,251	12.9%	26.0%	40,517	39,030	3.8%
Service charges on deposit accounts:
Overdraft fees	5,167	5,092	5,145	5,609	5,844	1.5%	(11.6)%	15,404	16,960	(9.2)%
Cash management fees	4,472	4,452	4,317	3,669	3,624	0.4%	23.4%	13,241	10,775	22.9%
Other	2,620	2,726	2,500	3,392	3,554	(3.9)%	(26.3)%	7,846	10,601	(26.0)%
Total	12,259	12,270	11,962	12,670	13,022	(0.1)%	(5.9)%	36,491	38,336	(4.8)%
Investment management and trust services	13,066	12,803	12,871	13,152	12,157	2.1%	7.5%	38,740	36,097	7.3%
Mortgage banking income	4,896	5,163	4,193	4,386	4,805	(5.2)%	1.9%	14,252	15,542	(8.3)%
Other:
Credit card income	3,080	2,866	2,816	2,778	2,829	7.5%	8.9%	8,762	8,143	7.6%
Small business administration lending income	530	846	357	1,355	565	(37.4)%	(6.2)%	1,733	2,156	(19.6)%
Other income	1,755	1,477	2,238	6,854	1,748	18.8%	0.4%	5,470	4,575	19.6%
Total	5,365	5,189	5,411	10,987	5,142	3.4%	4.3%	15,965	14,874	7.3%
Non-Interest Income before Investment Securities Gains	51,019	49,090	45,856	55,024	47,377	3.9%	7.7%	145,965	143,879	1.4%
Investment securities gains	14	4	19	1,932	4,597	N/M	(99.7)%	37	7,139	(99.5)%
Total Non-Interest Income	51,033	49,094	45,875	56,956	51,974	3.9%	(1.8)%	146,002	151,018	(3.3)%
Non-Interest Expense:
Salaries and employee benefits	76,770	74,919	75,768	73,504	72,894	2.5%	5.3%	227,457	216,626	5.0%
Net occupancy expense	12,578	12,760	13,632	12,549	12,180	(1.4)%	3.3%	38,970	37,159	4.9%
Data processing and software	10,157	10,453	10,473	10,401	10,301	(2.8)%	(1.4)%	31,083	28,334	9.7%
Other outside services	9,122	7,568	8,124	7,665	6,582	20.5%	38.6%	24,814	19,836	25.1%
Professional fees	3,427	2,372	4,816	3,632	3,388	44.5%	1.2%	10,615	9,056	17.2%
Equipment expense	3,000	3,434	3,534	3,244	3,298	(12.6)%	(9.0)%	9,968	9,691	2.9%
FDIC insurance expense	2,814	2,663	2,953	3,618	3,007	5.7%	(6.4)%	8,430	7,431	13.4%
Marketing	2,692	2,335	2,250	1,725	2,089	15.3%	28.9%	7,277	6,309	15.3%
Amortization of tax credit investments	1,637	1,637	1,637	3,376	3,503	—%	(53.3)%	4,911	7,652	(35.8)%
Other	13,216	15,204	13,474	18,738	14,915	(13.1)%	(11.4)%	41,894	45,033	(7.0)%
Total Non-Interest Expense	135,413	133,345	136,661	138,452	132,157	1.6%	2.5%	405,419	387,127	4.7%
Income Before Income Taxes	74,127	38,699	56,562	61,187	61,551	91.5%	20.4%	169,388	173,267	(2.2)%
Income tax expense	8,494	3,502	7,082	27,186	12,646	142.5%	(32.8)%	19,078	35,515	(46.3)%
Net Income	$65,633	$35,197	$49,480	$34,001	$48,905	86.5%	34.2%	$150,310	$137,752	9.1%

PER SHARE:
Net income:
Basic	$0.37	$0.20	$0.28	$0.19	$0.28	85.0%	32.1%	$0.86	$0.79	8.9%
Diluted	0.37	0.20	0.28	0.19	0.28	85.0%	32.1%	0.85	0.78	9.0%

Weighted average shares (basic)	175,942	175,764	175,303	175,132	174,991	0.1%	0.5%	175,672	174,582	0.6%
Weighted average shares (diluted)	177,128	176,844	176,568	176,374	176,216	0.2%	0.5%	176,848	175,776	0.6%
N/M - not meaningful

FULTON FINANCIAL CORPORATION
CONDENSED CONSOLIDATED AVERAGE BALANCE SHEET ANALYSIS (UNAUDITED)
dollars in thousands
	Three Months Ended
	September 30, 2018			June 30, 2018			September 30, 2017
	Average		Yield/	Average		Yield/	Average		Yield/
	Balance	Interest (1)	Rate	Balance	Interest (1)	Rate	Balance	Interest (1)	Rate
ASSETS
Interest-earning assets:
Loans, net of unearned income	$15,862,143	$177,329	4.44%	$15,768,377	$170,006	4.32%	$15,392,067	$159,454	4.12%
Taxable investment securities	2,239,837	13,956	2.49%	2,262,789	13,885	2.45%	2,115,931	11,423	2.16%
Tax-exempt investment securities	415,908	3,841	3.67%	408,715	3,713	3.61%	408,594	4,492	4.37%
Equity securities	—	—	—%	—	—	—%	8,709	143	6.52%
Total Investment Securities	2,655,745	17,797	2.68%	2,671,504	17,598	2.63%	2,533,234	16,058	2.53%
Loans held for sale	27,195	388	5.71%	22,237	284	5.11%	22,456	243	4.33%
Other interest-earning assets	416,129	1,601	1.53%	316,381	1,243	1.57%	590,676	1,667	1.12%
Total Interest-earning Assets	18,961,212	197,115	4.13%	18,778,499	189,131	4.04%	18,538,433	177,422	3.80%
Noninterest-earning assets:
Cash and due from banks	100,568			100,811			101,643
Premises and equipment	231,280			232,048			220,129
Other assets	1,137,293			1,112,913			1,186,622
Less: allowance for loan losses	(157,121)			(160,896)			(174,101)
Total Assets	$20,273,232			$20,063,375			$19,872,726
LIABILITIES AND SHAREHOLDERS' EQUITY
Interest-bearing liabilities:
Demand deposits	$4,116,051	$6,378	0.61%	$3,952,115	$4,959	0.50%	$3,943,118	$3,847	0.39%
Savings deposits	4,718,148	7,569	0.64%	4,538,083	5,545	0.49%	4,603,155	3,962	0.34%
Brokered deposits	162,467	840	2.05%	85,242	396	1.87%	89,767	277	1.23%
Time deposits	2,672,548	9,032	1.34%	2,660,410	8,385	1.26%	2,744,532	7,937	1.15%
Total Interest-bearing Deposits	11,669,214	23,819	0.81%	11,235,850	19,285	0.69%	11,380,572	16,023	0.56%
Short-term borrowings	724,132	2,002	1.09%	1,023,160	3,036	1.18%	402,341	578	0.57%
FHLB advances and long-term debt	988,748	8,100	3.26%	945,177	7,783	3.30%	1,038,062	8,100	3.11%
Total Interest-bearing Liabilities	13,382,094	33,921	1.01%	13,204,187	30,104	0.91%	12,820,975	24,701	0.77%
Noninterest-bearing liabilities:
Demand deposits	4,298,020			4,281,574			4,494,897
Other	324,025			330,710			341,465
Total Liabilities	18,004,139			17,816,471			17,657,337
Shareholders' equity	2,269,093			2,246,904			2,215,389
Total Liabilities and Shareholders' Equity	$20,273,232			$20,063,375			$19,872,726
Net interest income/net interest margin (fully taxable equivalent)		163,194	3.42%		159,027	3.39%		152,721	3.27%
Tax equivalent adjustment		(3,067)			(2,960)			(5,912)
Net interest income		$160,127			$156,067			$146,809

(1) Three months ended September 30, 2018 and June 30, 2018 are presented on a fully taxable-equivalent basis using a 21% Federal tax rate and statutory interest expense disallowances. Prior periods are presented on a fully taxable-equivalent basis using a 35% Federal tax rate and statutory interest expense disallowances.

Note: The weighted average interest rate on total average interest-bearing liabilities and average non-interest bearing demand deposits (“cost of funds”) was 0.76%, 0.69% and 0.57% for the three months ended September 30, 2018, June 30, 2018 and September 30, 2017, respectively.

AVERAGE LOANS, DEPOSITS AND SHORT-TERM BORROWINGS DETAIL:
	Three Months Ended					% Change from
	Sep 30	Jun 30	Mar 31	Dec 31	Sep 30	Jun 30	Sep 30
	2018	2018	2018	2017	2017	2018	2017
Loans, by type:
Real estate - commercial mortgage	$6,309,663	$6,298,534	$6,305,821	$6,232,674	$6,208,630	0.2%	1.6%
Commercial - industrial, financial and agricultural	4,304,320	4,335,097	4,288,634	4,263,199	4,257,075	(0.7)%	1.1%
Real estate - residential mortgage	2,142,977	2,026,161	1,958,505	1,926,067	1,841,559	5.8%	16.4%
Real estate - home equity	1,474,011	1,502,936	1,538,974	1,560,713	1,569,898	(1.9)%	(6.1)%
Real estate - construction	969,575	978,327	984,242	1,004,166	943,029	(0.9)%	2.8%
Consumer	375,656	345,572	315,927	312,320	318,546	8.7%	17.9%
Leasing and other	285,941	281,750	268,930	261,046	253,330	1.5%	12.9%
Total Loans, net of unearned income	$15,862,143	$15,768,377	$15,661,033	$15,560,185	$15,392,067	0.6%	3.1%
Deposits, by type:
Noninterest-bearing demand	$4,298,020	$4,281,574	$4,246,168	$4,454,456	$4,494,897	0.4%	(4.4)%
Interest-bearing demand	4,116,051	3,952,115	3,958,894	4,037,879	3,943,118	4.1%	4.4%
Savings and money market accounts	4,718,148	4,538,083	4,494,445	4,752,337	4,603,155	4.0%	2.5%
Total demand and savings	13,132,219	12,771,772	12,699,507	13,244,672	13,041,170	2.8%	0.7%
Brokered deposits	162,467	85,242	74,026	105,135	89,767	90.6%	81.0%
Time deposits	2,672,548	2,660,410	2,646,779	2,706,982	2,744,532	0.5%	(2.6)%
Total Deposits	$15,967,234	$15,517,424	$15,420,312	$16,056,789	$15,875,469	2.9%	0.6%
Short-term borrowings, by type:
Customer repurchase agreements	$148,660	$162,276	$175,292	$179,948	$176,415	(8.4)%	(15.7)%
Customer short-term promissory notes	298,896	316,049	308,725	195,951	80,147	(5.4)%	N/M
Federal funds purchased	145,793	398,297	379,822	15,374	90,453	(63.4)%	61.2%
Short-term FHLB advances and other borrowings	130,783	146,538	33,000	11	55,326	(10.8)%	136.4%
Total Short-term Borrowings	$724,132	$1,023,160	$896,839	$391,284	$402,341	(29.2)%	80.0%
N/M - Not meaningful

FULTON FINANCIAL CORPORATION
CONDENSED CONSOLIDATED AVERAGE BALANCE SHEET ANALYSIS (UNAUDITED)
dollars in thousands
	Nine Months Ended September 30
	2018			2017
	Average			Average
	Balance	Interest (1)	Yield/Rate	Balance	Interest (1)	Yield/Rate
ASSETS
Interest-earning assets:
Loans, net of unearned income	$15,764,587	$509,596	4.32%	$15,127,569	$458,753	4.05%
Taxable investment securities	2,233,972	41,034	2.45%	2,117,127	34,811	2.19%
Tax-exempt investment securities	412,496	11,307	3.64%	405,728	13,268	4.34%
Equity securities	167	5	13.01%	10,391	467	6.01%
Total Investment Securities	2,646,635	52,346	2.63%	2,533,246	48,546	2.55%
Loans held for sale	23,175	888	5.11%	19,378	631	4.34%
Other interest-earning assets	345,512	4,016	1.55%	410,250	3,311	1.08%
Total Interest-earning Assets	$18,779,909	566,846	4.03%	$18,090,443	511,241	3.78%
Noninterest-earning assets:
Cash and due from banks	102,352			107,029
Premises and equipment	231,195			218,700
Other assets	1,121,267			1,170,466
Less: allowance for loan losses	(162,368)			(172,145)
Total Assets	$20,072,355			$19,414,493
LIABILITIES AND SHAREHOLDERS' EQUITY
Interest-bearing liabilities:
Demand deposits	$4,009,596	$15,341	0.51%	$3,762,439	$8,865	0.32%
Savings deposits	4,584,377	17,481	0.51%	4,372,453	8,883	0.27%
Brokered deposits	107,569	1,511	1.88%	30,251	277	1.23%
Time deposits	2,660,008	25,220	1.27%	2,726,693	22,684	1.11%
Total Interest-bearing Deposits	11,361,550	59,553	0.70%	10,891,836	40,709	0.50%
Short-term borrowings	880,745	7,079	1.07%	581,511	2,407	0.55%
FHLB advances and long-term debt	973,751	23,761	3.26%	1,033,159	24,812	3.21%
Total Interest-bearing Liabilities	13,216,046	90,393	0.91%	12,506,506	67,928	0.73%
Noninterest-bearing liabilities:
Demand deposits	4,275,443			4,395,421
Other	333,832			333,250
Total Liabilities	17,825,321			17,235,177
Shareholders' equity	2,247,034			2,179,316
Total Liabilities and Shareholders' Equity	$20,072,355			$19,414,493
Net interest income/net interest margin (fully taxable equivalent)		476,453	3.39%		443,313	3.27%
Tax equivalent adjustment		(8,941)			(17,362)
Net interest income		$467,512			$425,951
(1) Nine months ended September 30, 2018 is presented on a fully taxable-equivalent basis using a 21% Federal tax rate and statutory interest expense disallowances. Prior periods are presented on a fully taxable-equivalent basis using a 35% Federal tax rate and statutory interest expense disallowances.

Note: The weighted average interest rate on total average interest-bearing liabilities and average non-interest bearing demand deposits (“cost of funds”) was 0.69% and 0.54% for the nine months ended September 30, 2018 and 2017, respectively.

	Nine Months Ended
	September 30
	2018	2017	% Change

Loans, by type:
Real estate - commercial mortgage	$6,304,687	$6,137,824	2.7%
Commercial - industrial, financial and agricultural	4,309,408	4,227,918	1.9%
Real estate - residential mortgage	2,043,223	1,729,799	18.1%
Real estate - home equity	1,505,069	1,590,117	(5.3)%
Real estate - construction	977,327	894,146	9.3%
Consumer	345,937	301,414	14.8%
Leasing and other	278,936	246,351	13.2%
Total Loans, net of unearned income	$15,764,587	$15,127,569	4.2%

Deposits, by type:
Noninterest-bearing demand	$4,275,443	$4,395,421	(2.7)%
Interest-bearing demand	4,009,596	3,762,439	6.6%
Savings and money market accounts	4,584,377	4,372,453	4.8%
Total demand and savings	12,869,416	12,530,313	2.7%
Brokered deposits	107,569	30,251	N/M
Time deposits	2,660,008	2,726,693	(2.4)%
Total Deposits	$15,636,993	$15,287,257	2.3%

Short-term borrowings, by type:
Customer repurchase agreements	$162,345	$192,015	(15.5)%
Customer short-term promissory notes	307,854	78,955	N/M
Federal funds purchased	307,114	212,885	44.3%
Short-term FHLB advances and other borrowings	103,432	97,656	5.9%
Total Short-term Borrowings	$880,745	$581,511	51.5%

N/M - Not meaningful

FULTON FINANCIAL CORPORATION
ASSET QUALITY INFORMATION (UNAUDITED)
dollars in thousands
	Three Months Ended					Nine Months Ended
	Sep 30	Jun 30	Mar 31	Dec 31	Sep 30	Sep 30	Sep 30
	2018	2018	2018	2017	2017	2018	2017
ALLOWANCE FOR CREDIT LOSSES:
Balance at beginning of period	$169,247	$176,019	$176,084	$174,749	$174,998	$176,084	$171,325
Loans charged off:
Commercial - industrial, financial and agricultural	(3,541)	(38,632)	(4,005)	(5,473)	(2,714)	(46,178)	(13,594)
Consumer and home equity	(1,415)	(1,528)	(1,300)	(1,071)	(920)	(4,243)	(3,496)
Real estate - commercial mortgage	(650)	(366)	(267)	(220)	(483)	(1,283)	(1,949)
Real estate - residential mortgage	(483)	(483)	(162)	(152)	(195)	(1,128)	(535)
Real estate - construction	(212)	(606)	(158)	—	(2,744)	(976)	(3,765)
Leasing and other	(582)	(545)	(505)	(457)	(739)	(1,632)	(2,578)
Total loans charged off	(6,883)	(42,160)	(6,397)	(7,373)	(7,795)	(55,440)	(25,917)
Recoveries of loans previously charged off:
Commercial - industrial, financial and agricultural	731	541	1,075	941	665	2,347	6,830
Consumer and home equity	607	717	385	466	445	1,709	1,503
Real estate - commercial mortgage	928	321	279	178	106	1,528	1,490
Real estate - residential mortgage	317	96	107	186	219	520	600
Real estate - construction	664	444	306	32	629	1,414	1,550
Leasing and other	595	152	210	175	407	957	793
Recoveries of loans previously charged off	3,842	2,271	2,362	1,978	2,471	8,475	12,766
Net loans recovered charged off	(3,041)	(39,889)	(4,035)	(5,395)	(5,324)	(46,965)	(13,151)
Provision for credit losses	1,620	33,117	3,970	6,730	5,075	38,707	16,575
Balance at end of period	$167,826	$169,247	$176,019	$176,084	$174,749	$167,826	$174,749
Net charge-offs to average loans (annualized)	0.08%	1.01%	0.10%	0.14%	0.14%	0.40%	0.12%
NON-PERFORMING ASSETS:
Non-accrual loans	$106,433	$111,116	$122,966	$124,749	$123,345
Loans 90 days past due and accruing	13,663	12,628	11,676	10,010	13,124
Total non-performing loans	120,096	123,744	134,642	134,759	136,469
Other real estate owned	10,684	11,181	10,744	9,823	10,542
Total non-performing assets	$130,780	$134,925	$145,386	$144,582	$147,011
NON-PERFORMING LOANS, BY TYPE:
Commercial - industrial, financial and agricultural	$43,391	$44,045	$54,915	$54,309	$54,209
Real estate - commercial mortgage	37,393	39,278	36,183	35,446	34,650
Real estate - residential mortgage	19,076	18,888	20,169	20,972	21,643
Consumer and home equity	10,362	12,038	12,272	11,803	12,472
Real estate - construction	9,784	9,319	10,931	12,197	13,415
Leasing	90	176	172	32	80
Total non-performing loans	$120,096	$123,744	$134,642	$134,759	$136,469

TROUBLED DEBT RESTRUCTURINGS (TDRs), BY TYPE:
Real-estate - residential mortgage	$24,810	$25,055	$25,602	$26,016	$26,193
Consumer and home equity	16,216	16,212	16,091	15,584	14,822
Real-estate - commercial mortgage	15,690	16,420	18,181	13,959	14,439
Commercial - industrial, financial and agricultural	10,342	11,199	11,740	10,820	7,512
Real estate - construction	—	—	—	—	169
Total accruing TDRs	$67,058	$68,886	$71,614	$66,379	$63,135
Non-accrual TDRs (1)	23,238	24,743	24,897	29,051	28,742
Total TDRs	$90,296	$93,629	$96,511	$95,430	$91,877
(1) Included within non-accrual loans above.

DELINQUENCY RATES, BY TYPE:	Total Delinquency %
	Sep 30	Jun 30	Mar 31	Dec 31	Sep 30
	2018	2018	2018	2017	2017

Real estate - commercial mortgage	0.81%	0.77%	0.77%	0.77%	0.75%
Commercial - industrial, financial and agricultural	1.21%	1.44%	1.48%	1.50%	1.54%
Real estate - construction	1.04%	1.02%	1.12%	1.32%	1.50%
Real estate - residential mortgage	1.95%	1.90%	1.91%	2.04%	2.25%
Consumer, home equity, leasing and other	1.31%	1.22%	1.20%	1.37%	1.38%
Total	1.15%	1.18%	1.19%	1.24%	1.28%

FULTON FINANCIAL CORPORATION
RECONCILIATION OF NON-GAAP MEASURES (UNAUDITED)
in thousands, except per share data and percentages

Explanatory note:
This press release contains supplemental financial information, as detailed below, which has been derived by methods other than Generally Accepted Accounting Principles ("GAAP"). The Corporation has presented these non-GAAP financial measures because it believes that these measures provide useful and comparative information to assess trends in the Corporation's results of operations. Presentation of these non-GAAP financial measures is consistent with how the Corporation evaluates its performance internally and these non-GAAP financial measures are frequently used by securities analysts, investors and other interested parties in the evaluation of companies in the Corporation's industry. Management believes that these non-GAAP financial measures, in addition to GAAP measures, are also useful to investors to evaluate the Corporation's results. Investors should recognize that the Corporation's presentation of these non-GAAP financial measures might not be comparable to similarly-titled measures of other companies. These non-GAAP financial measures should not be considered a substitute for GAAP basis measures, and the Corporation strongly encourages a review of its condensed consolidated financial statements in their entirety. Reconciliations of these non-GAAP financial measures to the most directly comparable GAAP measure follow:

	Three Months Ended
	Sep 30	Jun 30	Mar 31	Dec 31	Sep 30
	2018	2018	2018	2017	2017
Shareholders' equity (tangible), per share
Shareholders' equity	$2,283,014	$2,245,785	$2,235,493	$2,229,857	$2,225,786
Less: Goodwill and intangible assets	(531,556)	(531,556)	(531,556)	(531,556)	(531,556)
Tangible shareholders' equity (numerator)	$1,751,458	$1,714,229	$1,703,937	$1,698,301	$1,694,230

Shares outstanding, end of period (denominator)	176,019	175,847	175,404	175,170	175,057

Shareholders' equity (tangible), per share	$9.95	$9.75	$9.71	$9.70	$9.68

Return on average shareholders' equity (tangible)
Net income (numerator)	$65,633	$35,197	$49,480	$34,001	$48,905

Average shareholders' equity	$2,269,093	$2,246,904	$2,224,615	$2,237,031	$2,215,389
Less: Average goodwill and intangible assets	(531,556)	(531,556)	(531,556)	(531,556)	(531,556)
Average tangible shareholders' equity (denominator)	$1,737,537	$1,715,348	$1,693,059	$1,705,475	$1,683,833

Return on average shareholders' equity (tangible), annualized	14.99%	8.23%	11.85%	7.91%	11.52%

Tangible Common Equity to Tangible Assets (TCE Ratio)
Shareholders' equity	$2,283,014	$2,245,785	$2,235,493	$2,229,857	$2,225,786
Less: Intangible assets	(531,556)	(531,556)	(531,556)	(531,556)	(531,556)
Tangible shareholders' equity (numerator)	$1,751,458	$1,714,229	$1,703,937	$1,698,301	$1,694,230

Total assets	$20,364,810	$20,172,539	$19,948,941	$20,036,905	$20,062,860
Less: Intangible assets	(531,556)	(531,556)	(531,556)	(531,556)	(531,556)
Total tangible assets (denominator)	$19,833,254	$19,640,983	$19,417,385	$19,505,349	$19,531,304

Tangible Common Equity to Tangible Assets	8.83%	8.73%	8.78%	8.71%	8.67%

Efficiency ratio
Non-interest expense	$135,413	$133,345	$136,661	$138,452	$132,157
Less: Amortization on tax credit investments	(1,637)	(1,637)	(1,637)	(3,376)	(3,503)
Non-interest expense (numerator)	$133,776	$131,708	$135,024	$135,076	$128,654

Net interest income (fully taxable equivalent)	$163,194	$159,027	$154,232	$155,253	$152,721
Plus: Total Non-interest income	51,032	49,094	45,875	56,956	51,974
Less: Investment securities gains	(14)	(4)	(19)	(1,932)	(4,597)
Net interest income (denominator)	$214,212	$208,117	$200,088	$210,277	$200,098

Efficiency ratio	62.5%	63.3%	67.5%	64.2%	64.3%

Non-performing assets to tangible shareholders' equity and allowance for credit losses
Non-performing assets (numerator)	$130,780	$134,925	$145,386	$144,582	$147,011

Tangible shareholders' equity	$1,751,458	$1,714,229	1,703,937	1,698,301	$1,694,230
Plus: Allowance for credit losses	167,826	169,247	176,019	176,084	174,749
Tangible shareholders' equity and allowance for credit losses (denominator)	$1,919,284	$1,883,476	$1,879,956	$1,874,385	$1,868,979

Non-performing assets to tangible shareholders' equity and allowance for credit losses	6.81%	7.16%	7.73%	7.71%	7.87%

Pre-provision net revenue
Net interest income	$160,127	$156,067	$151,318	$149,413	$146,809
Non-interest income	51,033	49,094	45,875	56,956	51,974
Less: Investment securities gains	(14)	(4)	(19)	(1,932)	(4,597)
Total revenue	$211,146	$205,157	$197,174	$204,437	$194,186

Non-interest expense	$135,413	$133,345	$136,661	$138,452	$132,157
Less: Amortization on tax credit investments	(1,637)	(1,637)	(1,637)	(3,376)	(3,503)
Total non-interest expense	$133,776	$131,708	$135,024	$135,076	$128,654

Pre-provision net revenue	$77,370	$73,449	$62,150	$69,361	$65,532

Reconciliation of Net Income; Net Income per share, diluted; and Selected Financial Ratios, adjusted to exclude the Tax Charge recognized in the fourth quarter of 2017 related to the re-measurement of net deferred tax assets:

Net income and Net income per share, diluted
Net income				$34,001
Plus: Re-measurement of net deferred tax assets				15,634
Net Income, adjusted (numerator)				$49,635

Weighted average shares (diluted)				176,374

Net income per share, diluted				$0.28

Return on average assets
Net income				$34,001
Plus: Re-measurement of net deferred tax assets				15,634
Net Income, adjusted (numerator)				$49,635

Average assets (denominator)				$20,072,579

Return on average assets, annualized				0.98%

Return on average shareholders' equity
Net income				$34,001
Plus: Re-measurement of net deferred tax assets				15,634
Net Income, adjusted (numerator)				$49,635

Average shareholders' equity (denominator)				$2,237,031

Return on average shareholders' equity, annualized				8.80%

Return on average shareholders' equity (tangible)
Net Income, as reported				$34,001
Plus: Re-measurement of net deferred tax assets				15,634
Net Income, adjusted (numerator)				$49,635

Average shareholders' equity				$2,237,031
Less: Average goodwill and intangible assets				(531,556)
Average tangible shareholders' equity (denominator)				$1,705,475

Return on average shareholders' equity (tangible), annualized				11.55%